SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
Derivatives
In January 2023, the Company entered into an interest rate swap agreement with a notional principal of $50 million. The swap has a fixed interest rate of 3.26% swapped for SOFR and a duration of ten years.

In March 2023, the Company entered into a interest rate swap agreement for a notional principal of $181 million to mirror and therefore offset an existing agreement with the same notional principal. The Company will receive a fixed interest of 4.80% and will pay a floating interest based on SOFR for a duration of two years.

$330 Million Sale and Leaseback

In January 2023, the Company signed sale and leaseback agreements with an Asian-based lease provider for the vessels, Flex Amber and Flex Artemis (the "$330 Million Sale and Leaseback"), to re-finance their existing facilities; the Flex Amber Sale and Leaseback and the Flex Artemis tranche of the $629 Million Facility, respectively. Under the terms of the agreements, the vessels were sold for a gross consideration, equivalent to the market value of each vessel, and net consideration of $170 million for the Flex Amber and $160 million for the Flex Artemis, adjusted for an advance hire per vessel. The agreements have a lease period of ten years and the Company have the option to extend for an additional two years. The bareboat rate payable under the leases have a fixed element, treated as principal repayment, and a variable element based on Term SOFR plus a margin of 215 basis points per annum calculated on the outstanding under the lease. The agreements include fixed price purchase options, whereby we have options to re-purchase the vessels at or after the third anniversary of the agreement, and on each anniversary thereafter, until the end of the lease period. The transactions were completed in February 2023.

$290 Million Facility

In February 2023, the Company received credit approved term sheets for a $290 million term and revolving credit facility (the "$290 Million Facility"), for the vessels, Flex Freedom and Flex Vigilant, to re-finance their remaining tranches of the $629 Million Facility. The facility has an interest rate of SOFR plus a margin of 185 basis points per annum. The facility is split as a term tranche of $140 million and a revolving tranche of $150 million. The facility has a duration of six years, with the revolving tranche being non-amortizing and the term tranche amortizing reflecting an overall age adjusted profile of 22 years. The agreement is expected to be signed in the March 2023 and is subject to final documentation and customary closing conditions.

Dividend
On February 13, 2023, the Company’s Board of Directors declared a cash dividend for the fourth quarter of 2022 of $0.75 per share. This dividend was paid on or around March 7, 2023, to shareholders on record as of February 23, 2023. The ex-dividend date was February 22, 2023.

Also on February 13, 2023, the Company’s Board of Directors declared a cash dividend for the fourth quarter of 2022 of $0.25 per share, in addition to the dividend referenced in the immediately preceding paragraph. This dividend is a special, dividend and was paid on March 7, 2023, to shareholders on record as of February 23, 2023. The ex-dividend date was February 22, 2023.

All declarations of dividends are subject to the determination and discretion of the Company’s Board of Directors based on its consideration of various factors, including the Company’s results of operations, financial condition, level of indebtedness, anticipated capital requirements, contractual restrictions, restrictions in its debt agreements, restrictions under applicable law, its business prospects and other factors that the Board of Directors may deem relevant.